                                                                     Exhibit 4.1

 TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                              READY FOR DELIVERY


CLASS A COMMON STOCK                         THIS CERTIFICATE IS TRANSFERABLE IN
                                             ATLANTA, GA OR IN NEW YORK, NY

    NUMBER                           PAMECO                           SHARES
                                     ------
      PCN                             CORP


                              PAMECO CORPORATION

INCORPORATED UNDER THE LAWS                  See Reverse for Certain Definitions
OF THE STATE OF GEORGIA                      CUSIP 697934  10  7


THIS CERTIFIES THAT



IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
                                                   COUNTERSIGNED AND REGISTERED:
Pameco Corporation, transferable on the            BY   SUNTRUST BANK, ATLANTA
books of the Corporation by the holder                      TRANSFER AGENT
hereof, in person or by duly                                AND REGISTRAR
authorized attorney, upon surrender
of this Certificate properly endorsed.
This Certificate is not valid until
countersigned and registered by the
Transfer Agent and Registrar.

    Witness the facsimile seal of the
Corporation and the facsimile signatures of its authorized officers.
                                                        AUTHORIZED SIGNATURE
Dated:

      /s/ Theodore R. Kallgren                /s/ Gerald V. Gurbacki
      -----------------------------           ---------------------------
      Secretary                               Chief Executive Officer

                              PAMECO CORPORATION

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM - as tenants in common                  UNIF GIFT MIN ACT - _________ Custodian_______
    TEN ENT - as tenants by the entireties                               (Cust)            (Minor)
    JT TEN  - as joint tenants with right of
              survivorship and not as tenants                 under Uniform Gifts to Minors
              in common                                       Act ______________________
                                                                         (State)

    Additional abbreviations may also be used though not in the above list.


    For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------

----------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________ shares of the Class A
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________


                              __________________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:_______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKER, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

              --------------------------------------       ----------------------------------------
                     AMERICAN BANK NOTE COMPANY                 PRODUCTION COORDINATOR:  TRICIA
                         680 BLAIR MILL ROAD                          LUNA: 215-830-2197
                          HORSHAM, PA 19044                          PROOF OF MAY 12, 1997
                           (215) 657-3480                             PAMECO CORPORATION
                                                                           H 50492bk
              --------------------------------------       ----------------------------------------
                  SALES:  A HOBBS:  404-525-1455            OPERATOR:                        JW/HJ
              --------------------------------------       ----------------------------------------
              /NET/BANKNOTE/HOME46/P2/PAMECO50492/bk                          NEW
              --------------------------------------       ----------------------------------------
